SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): July 15, 2004

                       First Cash Financial Services, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

         0-19133                                         75-2237318
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)

             690 East Lamar Blvd., Suite 400, Arlington, Texas 76011
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (817) 460-3947
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure

First Cash Financial Services, Inc. issued a press release dated July 15, 2004 announcing that the Board of Directors had approved a stock repurchase program. A copy of the release is furnished as Exhibit 99.1 to this report. All information in the press release is furnished but not filed.

Item 7. Financial Statements and Exhibits

(a)   Financial Statements of Business Acquired. Inapplicable.

(b)   Pro Forma Financial Information. Inapplicable.

(c)   Exhibits

      Exhibit Number    Exhibit Description
      --------------    -------------------

      99.1              Press Release dated July 15, 2004

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 15, 2004                         FIRST CASH FINANCIAL SERVICES, INC.
                                                        (Registrant)

                                                     /s/ R. DOUGLAS ORR
                                                     ---------------------------
                                                     R. Douglas Orr
                                                     Chief Accounting Officer